UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 7, 2013

Cardtronics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33864	76-0681190
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3250 Briarpark, Suite 400, Houston, Texas	77042
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (832-308-4000)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On August 7, 2013, Cardtronics, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) reporting that Cardtronics Europe Limited (“Cardtronics Europe”), a newly formed subsidiary of the Company, had completed the acquisition of all of the outstanding shares issued by Cardpoint Limited (“Cardpoint”) from Payzone Ventures Limited.  This Amendment No. 1 on Form 8-K/A amends Item 9.01 of the Original Form 8-K to provide the required financial statements and pro forma financial information with respect to the acquisition of Cardpoint.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

(i) Attached hereto as Exhibit 99.1 and incorporated by reference herein are the following audited consolidated financial statements of Cardpoint:

•	Report of Independent Auditors to the Board of Directors of Cardpoint Limited by PricewaterhouseCoopers
•	Consolidated Profit and Loss Account for the year ended September 30, 2012
•	Consolidated Balance Sheet as of September 30, 2012
•	Consolidated Cash Flow Statement for the year ended September 30, 2012
•	Notes to the Consolidated Financial Statements

(ii) Attached hereto as Exhibit 99.2 and incorporated by reference herein are the following unaudited consolidated financial statements of Cardpoint:

•	Unaudited Consolidated Profit and Loss Account for the nine month periods ended June 30, 2013 and 2012
•	Unaudited Consolidated Balance Sheet as of June 30, 2013 and September 30, 2012
•	Unaudited Consolidated Cash Flow Statement for the nine month periods ended June 30, 2013 and 2012
•	Notes to the Unaudited Consolidated Financial Statements

(b) Pro Forma Financial Information.

Attached hereto as Exhibit 99.3 and incorporated by reference herein are the following unaudited pro forma condensed consolidated financial statements of Cardtronics, Inc. and Cardpoint:

•	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2013
•	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the six months ended June 30, 2013
•	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2012
•	Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

(d) Exhibits.

Exhibit No.	Description
23.1	Consent of PricewaterhouseCoopers
99.1	Audited consolidated financial statements of Cardpoint Limited as of and for the year ended September 30, 2012
99.2	Unaudited consolidated financial statements of Cardpoint Limited as of and for the nine months ended June 30, 2013 and 2012
99.3	Unaudited Pro Forma Condensed Consolidated Financial Statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Cardtronics, Inc.

Date:  October 15, 2013By:  /s/   j. chris brewster

Name:  J. Chris Brewster

Title:  Chief Financial Officer